UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2009 (September 24, 2009)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado		80020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  — Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2009, Pablo J. Cagnoni, M.D. announced his resignation as the Senior Vice President and Chief Medical Officer of Allos Therapeutics, Inc. (the “Company”), effective as of September 30, 2009.  The Company currently anticipates undertaking a formal search to find a replacement for Dr. Cagnoni and expects that existing members of management will assume Dr. Cagnoni’s responsibilities until his replacement is appointed.

Section 8 — Other Events

Item 8.01                                             Other Events.

On September 25, 2009, the Company issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) granted accelerated approval for FOLOTYNTM (pralatrexate injection) for use as a single agent for the treatment of patients with relapsed or refractory peripheral T-cell lymphoma (“PTCL”).  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

FOLOTYN was approved for the treatment of patients with relapsed or refractory PTCL under the FDA’s accelerated approval program, which allows the FDA to approve products for cancer or other life-threatening diseases based on initial positive clinical data.  Under these provisions, the Company has agreed to the following post-marketing requirements (“PMRs”):

•                  a Phase 3, multi-center, randomized clinical study of sequential FOLOTYN versus observation in patients with newly diagnosed aggressive PTCL who have responded following initial treatment with chemotherapy based on CHOP (cyclophosphamide, doxorubicin, vincristine and prednisone).  The primary endpoint will be progression-free survival (“PFS”).  Patients will be enrolled prior to initiation of the CHOP-based regimen.  Patients responding (either a complete response or a partial response) after CHOP-based treatment will be randomized 2:1 to FOLOTYN versus observation.  The Company has agreed to submit the results of this study by June 30, 2017.

•                  a Phase 3, multi-center, randomized clinical study comparing FOLOTYN in combination with systemic bexarotene versus systemic bexarotene alone in patients with cutaneous T-cell lymphoma who are refractory to at least one prior systemic therapy.  The primary endpoint will be PFS.  Response rate will be a secondary endpoint.  Prior to initiation of the Phase 3 study, the Company will conduct a Phase 1 study to determine the maximum tolerated dose of the combination.  The Company has agreed to complete the Phase 1 study by August 31, 2011 and submit the results of the Phase 3 study by September 30, 2015.

•                  a Phase 1 clinical study to evaluate the pharmacokinetics of FOLOTYN in relapsed or refractory lymphoma patients (B-cell, T-cell and Hodgkin’s lymphoma) with mild to severe renal impairment.  The trial will have 3 cohorts of 6 patients for a total of 18 patients.  Cohorts will be based on the severity of renal impairment: severely impaired, moderately impaired and mildly impaired.  The FOLOTYN dose for the first two cohorts will be determined based on the pharmacokinetics experience from the PROPEL study and the third cohort will be dosed at the recommended dose (30 mg/m2).  The Company has agreed to submit the results of this study by January 31, 2013.

•                  completion of an ongoing Phase 1 mass balance clinical study to evaluate the excretion and metabolic profile of FOLOTYN.  The Company has agreed to submit the results of this study by December 31, 2010.

Failure to complete the studies or adhere to the timelines set by the FDA could result in penalties, including fines or withdrawal of FOLOTYN from the market, unless the Company is able to demonstrate good cause for not completing the studies or adhering to the timelines.  The FDA may also initiate proceedings to withdraw approval if our Phase 3 PMR studies fail to verify clinical benefit of FOLOTYN.

Safe Harbor Statement

The information contained in this report on Form 8-K and the press release incorporated herein by reference should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time.  The information contained in this report on Form 8-K and the press release incorporated herein by reference includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include the Company’s statements regarding the potential for FOLOTYN to offer an important new treatment option or become a new standard for patients with relapsed or refractory PTCL; the Company’s anticipated timeline for making FOLOTYN available to patients in the U.S.; the Company’s intent to advance the FOLOTYN clinical development program; and other statements that are other than statements of historical facts.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, but their absence does not mean that a particular statement is not forward-looking. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements. Important factors that may cause actual results to differ materially include, but are not limited to, the risks and uncertainties associated with developing adequate sales, marketing and distribution capabilities; the acceptance of FOLOTYN in the marketplace; the status of reimbursement from third party payors; the Company’s dependence on third party manufacturers; the Company’s compliance with applicable regulatory requirements, including the healthcare fraud and abuse laws and the Company’s post-marketing requirements, including additional clinical trials; and the Company’s access to capital to support its future operations, including product development and commercialization plans for FOLOTYN.  Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, and in the Company’s other periodic reports and filings with the Securities and Exchange Commission.  The Company cautions investors not to place undue reliance on the forward-looking statements contained in this report on Form 8-K and the press release incorporated herein by reference.

All information contained in the press release and this report on Form 8-K is as of September 25, 2009.  We undertake no duty or obligation to update any forward-looking statements as a result of new information, future events or changes in our expectations.

Section 9 — Financial Statements and Exhibits

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Press Release, dated September 25, 2009, entitled “Allos Therapeutics’ FOLOTYN First and Only FDA-Approved Therapy for Relapsed or Refractory Peripheral T-cell Lymphoma.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             September 25, 2009

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 25, 2009, entitled “Allos Therapeutics’ FOLOTYN First and Only FDA-Approved Therapy for Relapsed or Refractory Peripheral T-cell Lymphoma.”